Northwestern Mutual Series Fund, Inc.

Supplement Dated December 30, 2013 to the

Statement of Additional Information Dated May 1, 2013

This Supplement revises certain information contained in the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2013, as supplemented on August 1, 2013 and October 16, 2013 (“SAI”). You should read this Supplement together with the SAI.

Update Regarding Series Fund Management

Effective November 21, 2013, Jefferson V. DeAngelis resigned as Chairman of the Board of Directors, as well as a Director, of the Series Fund. All references to Mr. DeAngelis in the SAI are hereby deleted. Also effective November 21, 2013, R. David Ells was appointed Chairman of the Board of Directors, as well as a Director, to replace Mr. DeAngelis. As a result of Mr. Ells’ appointment, the second paragraph of the sub-section titled “Board Member Qualifications” under the SAI section titled “MANAGEMENT OF THE FUND” is revised as follows:

“At a meeting of the Board of Directors on November 21, 2013, R. David Ells was elected to the Fund’s Board of Directors and was appointed Chairperson to replace Mr. DeAngelis, who resigned effective November 21, 2013. Mr. Ells has extensive investment management experience and knowledge of the investment management business gained through his various roles both within and external to Northwestern Mutual over the past 19 years. Since February 2013, he has served as the head of Northwestern Mutual’s Investment Strategy Department, which provides coordinated oversight of the asset allocation process and tactical asset strategies for Northwestern Mutual’s composite investment portfolio. Prior thereto, Mr. Ells was a Managing Director at Mason Street Advisors, the Fund’s investment adviser, and acted as a portfolio manager for the Fund’s Index 500 Stock, Index 400 Stock, Index 600 Stock, Short-Term Bond, Select Bond, Balanced and Asset Allocation Portfolios. As a result of these roles, Mr. Ells brings to the Board a detailed knowledge of the investment philosophy, process and operations of Mason Street Advisors with respect to the Fund.”

The Compensation Table in the sub-section titled Compensation of Officers and Directors is revised to include Mr. Ells as an Interested Director, and to reflect that Mr. Ells does not receive any type of compensation or benefits from the Series Fund.

The Holdings Table in the sub-section titled Directors’ and Officers’ Holdings is revised to include Mr. Ells as an Interested Director. As of November 30, 2013, Mr. Ells did not beneficially own any shares of the Series Fund Portfolios.

In addition, the Directors and Officers Table found in APPENDIX B to the SAI is revised to include information for Mr. Ells as of November 30, 2013 as follows:

Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
R. David Ells c/o Northwestern Mutual Series Fund, Inc. Attn: Secretary 720 East Wisconsin Ave. Milwaukee, WI 53202 1968	Chairman of the Board	2013	Since February 2013, Vice President of The Northwestern Mutual Life Insurance Company (NM) and head of NM’s Investment Strategy Department. Prior thereto, Managing Director of Mason Street Advisors, LLC (MSA) from 2010 to February 2013, and Director of MSA from 2004-2010.	27	none

Mr. Ells is an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, because he is a Vice President of Northwestern Mutual, the parent corporation of the Fund’s investment adviser.

Adjustment to Advisory Fee Waiver for the Focused Appreciation Portfolio

Effective November 21, 2013, the SAI is hereby amended by replacing the second paragraph under the “Advisory Fee Waiver Agreements” portion of the “The Adviser” sub-section of the Prospectus section titled, “INVESTMENT ADVISORY AND OTHER SERVICES,” with the following language:

“With respect to the Focused Appreciation Portfolio, Mason Street Advisors has agreed to waive a portion of its management fee such that the management fee for the Portfolio will be 0.66% on the first $100 million of the Portfolio’s assets, 0.61% on the next $400 million and 0.60% on assets in excess of $500 million. Mason Street Advisors may terminate this fee waiver agreement at any time after April 30, 2014.”

Adjustment to Advisory Fee Waiver for the Money Market Portfolio

Effective January 1, 2014, the SAI is hereby amended by replacing the tenth paragraph under the “Advisory Fee Waiver Agreements” portion of the “The Adviser” sub-section of the Prospectus section titled, “INVESTMENT ADVISORY AND OTHER SERVICES,” with the following language:

“Effective January 1, 2014, with respect to the Money Market Portfolio, Mason Street Advisors has voluntarily agreed to waive its entire management fee on a temporary basis. This voluntary waiver will be reviewed periodically by Mason Street Advisors in light of market and economic developments and may be revised or discontinued at any time without advance notice.”

Adjustment to Sub-Advisory Fee Schedule for the Focused Appreciation Portfolio

Effective November 21, 2013, the SAI is hereby amended by replacing the third sentence of the fourth paragraph regarding Janus Capital Management LLC under the “The Sub-Advisers” sub-section of the Prospectus section titled, “INVESTMENT ADVISORY AND OTHER SERVICES,” with the following language:

“For the services provided on behalf of the Focused Appreciation Portfolio, Mason Street Advisors pays Janus Capital at the annual rate of 0.45% of the first $100 million of the Portfolio’s assets, 0.40% on the next $125 million, 0.35% on the next $850 million and 0.30% on assets in excess of $1 billion.”

Please retain this Supplement for future reference.